EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                 Asset-Backed Certificates, Series 2005-MTR1

Goldman Sachs            GSAA 2005 MTR 1 Hybrid Alt-A              All records
                                 SEPTEMBER 19
==============================================================================


--------------------------------------------------------
Stats
--------------------------------------------------------
Count: 887
Schedule Balance: $444,252,876.77
AverageSched Bal: $500,848.79
GrossWAC: 5.972
NetWAC: **invalid**
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 3.61
Periodic CAP: 1.76
MAXRATE: 11.92
MINRATE: 3.18
MTR: 47.47
MARGIN: 2.76
OLTV: 74.26
COLTV: 85.90
FICO: 724.524
--------------------------------------------------------


------------------------------------------------------------
Current Rate                                        Percent
------------------------------------------------------------
4.001 - 4.500                                          0.21
4.501 - 5.000                                          4.61
5.001 - 5.500                                         17.29
5.501 - 6.000                                         36.35
6.001 - 6.500                                         29.64
6.501 - 7.000                                          9.90
7.001 - 7.500                                          1.23
7.501 - 8.000                                          0.37
8.001 - 8.500                                          0.41
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                   Percent
------------------------------------------------------------
0.01 - 50,000.00                                       0.02
50,000.01 - 100,000.00                                 0.18
100,000.01 - 150,000.00                                0.91
150,000.01 - 200,000.00                                1.74
200,000.01 - 250,000.00                                3.99
250,000.01 - 275,000.00                                1.92
275,000.01 - 350,000.00                                7.46
350,000.01 - 400,000.00                                7.47
400,000.01 - 450,000.00                                7.92
450,000.01 - 500,000.00                                7.65
500,000.01 - 550,000.00                                6.29
550,000.01 - 600,000.00                                6.89
600,000.01 - 750,000.00                               15.48
750,000.01 - 850,000.00                                5.39
850,000.01 - 950,000.00                                3.50
950,000.01 - 1,000,000.00                              9.35
1,000,000.01 - 1,250,000.00                            4.17
1,250,000.01 - 1,500,000.00                            6.67
1,500,000.01 >=                                        3.00
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                       Percent
------------------------------------------------------------
336                                                    0.04
360                                                   99.96
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                             Percent
------------------------------------------------------------
334.000                                                0.04
350.000                                                0.10
352.000                                                0.03
353.000                                                0.19
354.000                                                0.41
355.000                                                0.05
356.000                                                1.56
357.000                                                4.76
358.000                                               29.24
359.000                                               34.96
360.000                                               28.67
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                              Percent
------------------------------------------------------------
0 - 59                                                96.04
300 - 359                                              3.96
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                 Percent
------------------------------------------------------------
0                                                     28.67
1                                                     34.96
2                                                     29.28
3                                                      4.76
4                                                      1.56
5                                                      0.05
6                                                      0.41
7                                                      0.19
8                                                      0.03
10                                                     0.10
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
States                                              Percent
------------------------------------------------------------
CA                                                    83.81
AZ                                                     2.81
FL                                                     4.05
NV                                                     1.93
NJ                                                     0.94
NY                                                     1.01
WA                                                     0.28
NC                                                     0.89
SC                                                     0.55
VA                                                     0.68
Other                                                  3.05
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                        Percent
------------------------------------------------------------
0.001 - 50.000                                         1.92
50.001 - 60.000                                        4.40
60.001 - 70.000                                       20.57
70.001 - 75.000                                       14.39
75.001 - 80.000                                       58.66
85.001 - 90.000                                        0.03
90.001 - 95.000                                        0.03
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                        Percent
------------------------------------------------------------
0.001 - 50.000                                         1.70
50.001 - 60.000                                        3.29
60.001 - 70.000                                       11.88
70.001 - 75.000                                        9.44
75.001 - 80.000                                       14.83
80.001 - 85.000                                        1.10
85.001 - 90.000                                       15.19
90.001 - 95.000                                        7.54
95.001 - 100.000                                      35.03
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                Percent
------------------------------------------------------------
620.000 - 639.999                                      0.30
640.000 - 659.999                                      1.10
660.000 - 679.999                                     10.85
680.000 - 699.999                                     20.35
700.000 - 719.999                                     18.32
720.000 - 739.999                                     13.57
740.000 - 759.999                                     12.26
760.000 - 779.999                                     12.46
780.000 - 799.999                                      7.47
800.000 - 819.999                                      3.32
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                 Percent
------------------------------------------------------------
OLTV < 80 - NO MI                                     99.94
OLTV >= 80 - NO MI                                     0.06
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                      Percent
------------------------------------------------------------
INVESTOR                                              13.60
OWNER OCCUPIED                                        83.56
SECOND HOME                                            2.84
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                       Percent
------------------------------------------------------------
2 FAMILY                                               4.62
3 FAMILY                                               1.49
4 FAMILY                                               1.78
CONDO                                                 10.33
COOP                                                   2.43
PUD                                                    9.97
SINGLE FAMILY                                         69.39
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                             Percent
------------------------------------------------------------
CASHOUT REFI                                          25.67
PURCHASE                                              68.41
RATE/TERM REFI                                         5.93
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                  Percent
------------------------------------------------------------
ALT DOC                                                0.15
FULL DOC                                               8.99
NINA                                                  11.89
NO RATIO                                               1.05
SISA                                                   2.07
SIVA                                                  75.86
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                       Percent
------------------------------------------------------------
N                                                      4.02
Y                                                     95.98
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                  Percent
------------------------------------------------------------
0.000                                                  4.02
36.000                                                 0.15
60.000                                                 3.63
84.000                                                 0.65
120.000                                               91.55
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                              Percent
------------------------------------------------------------
N                                                     32.39
Y                                                     67.61
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                         Percent
------------------------------------------------------------
N                                                     12.53
Y                                                     87.47
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                         Percent
------------------------------------------------------------
0                                                     12.53
6                                                     55.39
36                                                    23.54
60                                                     8.54
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                 Percent
------------------------------------------------------------
<= 0.000                                              12.98
0.001 - 10.000                                         0.36
10.001 - 20.000                                        4.04
20.001 - 30.000                                       20.44
30.001 - 40.000                                       49.53
40.001 - 50.000                                       12.63
50.001 - 60.000                                        0.03
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Conforming                                          Percent
------------------------------------------------------------
CONFORMING                                            20.60
NON CONFORMING                                        79.40
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                           Percent
------------------------------------------------------------
1 MONTH LIBOR                                          1.66
1 YEAR LIBOR                                           5.66
6 MONTH LIBOR                                         92.68
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                             Percent
------------------------------------------------------------
1.501 - 2.000                                          0.17
2.001 - 2.500                                         40.84
2.501 - 3.000                                         18.61
3.001 - 3.500                                         39.68
4.501 - 5.000                                          0.71
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
First Adjustment Cap                                Percent
------------------------------------------------------------
0.000                                                  0.17
1.000                                                 23.23
2.000                                                 29.96
5.000                                                  3.04
6.000                                                 43.61
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                        Percent
------------------------------------------------------------
1.000                                                 23.44
1.625                                                  0.17
2.000                                                 76.39
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                            Percent
------------------------------------------------------------
10.001 - 10.500                                        2.71
10.501 - 11.000                                        7.81
11.001 - 11.500                                       14.76
11.501 - 12.000                                       32.98
12.001 - 12.500                                       29.53
12.501 - 13.000                                       10.22
13.001 - 13.500                                        1.23
13.501 - 14.000                                        0.37
14.001 - 14.500                                        0.41
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Floor Rate                                          Percent
------------------------------------------------------------
<= 1.000                                               0.30
1.501 - 2.000                                          0.17
2.001 - 2.500                                         36.78
2.501 - 3.000                                          0.48
3.001 - 3.500                                         39.55
3.501 - 4.000                                          4.66
4.001 - 4.500                                          8.56
4.501 - 5.000                                          4.78
5.001 - 5.500                                          3.10
5.501 - 6.000                                          0.74
6.001 - 6.500                                          0.79
7.001 >=                                               0.09
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------



------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
------------------------------------------------------------------------------
Rohan Duggal                  Sep 19, 2005 14:30                   Page 1 of 2
212-357-2358
rohan.duggal@gs.com

Goldman Sachs            GSAA 2005 MTR 1 Hybrid Alt-A              All records
                                 SEPTEMBER 19
==============================================================================


------------------------------------------------------------
Months To Roll                                      Percent
------------------------------------------------------------
0                                                      1.07
1                                                      0.68
3                                                      0.27
4                                                      4.42
5                                                      9.29
6                                                      7.98
29                                                     0.19
30                                                     0.41
31                                                     0.05
32                                                     0.65
33                                                     0.75
34                                                     2.48
35                                                     1.80
36                                                     1.68
52                                                     0.03
56                                                     0.91
57                                                     3.24
58                                                    21.16
59                                                    21.18
60                                                    15.76
74                                                     0.10
81                                                     0.09
82                                                     0.28
83                                                     0.45
84                                                     0.92
117                                                    0.42
118                                                    0.41
119                                                    1.71
120                                                    1.66
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                     Percent
------------------------------------------------------------
1                                                     92.12
2                                                      4.62
3                                                      1.49
4                                                      1.78
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                        Percent
------------------------------------------------------------
1 MONTH ARM                                            1.75
10 YEAR ARM                                            4.27
3 YEAR ARM                                             7.95
5 YEAR ARM                                            62.31
6 MONTH ARM                                           21.69
7 YEAR ARM                                             2.04
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                          Percent
------------------------------------------------------------
METROCITIES                                          100.00
------------------------------------------------------------
Total:                                               100.00
------------------------------------------------------------



------------------------------------------------------------------------------
This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
------------------------------------------------------------------------------
Rohan Duggal                  Sep 19, 2005 14:30                   Page 2 of 2
212-357-2358
rohan.duggal@gs.com